UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2012

GUARDIAN 8 HOLDINGS
 (Exact name of registrant as specified in its charter)

Nevada	333-150954	26-0674103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15230 N. 75th Street, Suite 1002 Scottsdale, Arizona	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 317-8887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Effective April 30, 2012, the Registrant entered into a Non-Employee Interim Chief Financial Officer Engagement Agreement with Kathleen Hanrahan to act as the Registrant’s Interim Chief Financial Officer.

The term of Ms. Hanrahan’s engagement agreement is for one year. Further, the engagement agreement provides for compensation to Ms. Hanrahan of 300,000 shares of the Registrant’s common stock, which shall vest and be issued upon the earlier of (i) December 31, 2012, or (ii) when the Registrant hires a full time replacement chief financial officer.

A copy of Ms. Hanrahan’s agreement is attached hereto as Exhibit 10.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective April 20, 2012, the Registrant appointed Kathleen Hanrahan, a current board member, to serve as its Interim Chief Financial Officer.

Kathleen Hanrahan has been a private management consultant for her own company, New Horizons Management Inc., which specializes in assisting small private companies as they prepare strategies, personnel and infrastructure for their next phase of growth since July of 2010. Prior to establishing New Horizons, from 2008 through 2010, Kathy served as the Co-Chairperson for the TASER® Foundation for Fallen Officers, as well as the organizations President and Chief Executive Officer. Prior to her involvement with the TASER® Foundation, Ms. Hanrahan served as the President and Chief Operating Officer of TASER® International headquartered in Scottsdale, Arizona. During her more than 12 year tenure with TASER® International, she filled a number of key executive roles as the business grew. She served first as Controller, from 1996 until November 2000, establishing the financial, human resource and administrative systems and controls to manage the business, while aiding the President with operating responsibilities. Then, in November of 2000, when the Company began preparations for its initial public offering, she was promoted to Chief Financial Officer to facilitate the transaction and establish the necessary infrastructure to meet both SEC and Wallstreet’s regulatory and reporting requirements. Mrs. Hanrahan also serves as a corporate director for Meridian Bank, N.A, an advisory board member for EmpowHER and a board member of the Maricopa County, Arizona YWCA.

Concurrent with her appointment as interim chief financial officer, Ms. Hanrahan resigned as a member of the Registrant’s audit committee; however, will continue to serve as a member of the Registrant’s governance, compensation and nominating committee.

Ms. Hanrahan is not a director of any other public company, nor is she related to any officer, director or affiliate of the Registrant.  Ms. Hanrahan is not a party to any pending legal proceeding, nor has she been subject to a bankruptcy petition filed against her, nor been convicted in, or subject to, any criminal proceeding.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 20, 2012, the Registrant’s board of directors voted to amend Article III, Section 9 of the Registrant’s bylaws to allow for forty-eight (48) hour notice of special meetings of the board via email. The original and amended section of the bylaws is as follows:

Original Article III, Section 9:

Section 9.                      SPECIAL MEETINGS.  Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or facsimile, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation.  In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting.  In case such notice is delivered personally, or by telephone or facsimile, it shall be delivered personally or by telephone or facsimile at least forty-eight (48) hours prior to the time of the holding of the meeting.  Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director.  The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Revised Article III, Section 9:

Section 9.                      SPECIAL MEETINGS.  Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, facsimile or email, charges prepaid, addressed to each director at his or her address (email or mailing) as it is shown upon the records of the corporation.  In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting.  In case such notice is delivered personally, or by telephone, facsimile or email, it shall be delivered personally or by telephone or facsimile or email at least forty-eight (48) hours prior to the time of the holding of the meeting.  Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director.  The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

The Registrant’s amended and restated bylaws are attached hereto as exhibit 3.1(ii).

Item 8.01 Other Events.

On April 24, 2012, the Registrant issued a press release announcing the appointment of Ms. Hanrahan. A copy of the press release is attached hereto as Exhibit 99.1.

Adoption of Board Committees

Effective April 3, 2012, the Registrant’s board of directors designated two new board committees, (i) an audit committee, and (ii) a governance, compensation and nominating committee.

The members of the audit committee were originally Kathleen Hanrahan, James G. Miller and Jim Nolton. However, Ms. Hanrahan resigned her membership effective with her appointment as interim chief financial officer described above. Mr. Miller serves as the chairman of the audit committee.

The members of the governance, compensation and nominating committee are Kathleen Hanrahan, Kyle Edwards (chairman) and Corey Lambrecht.

Copies of the audit committee and governance, compensation and nominating committee charters are attached hereto as Exhibits 99.2 and 99.3, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1(ii)	Amended and Restated Bylaws effective April 20, 2012
10.1	Hanrahan Engagement Agreement effective April 30, 2012
99.1	Hanrahan Engagement Press Release dated April 24, 2012
99.2	Audit Committee Charter
99.3	Governance, Compensation and Nominating Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian 8 Holdings

By: /s/ Steve Cochennet
      Steve Cochennet, Chief Executive Officer

Date: April 30, 2012